UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of
the Securities Exchange Act of 1934

Date of Report (date of earliest event reported): March 13, 2024

COTERRA ENERGY INC.

(Exact name of registrant as specified in its charter)

Delaware	1-10447	04-3072771
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

Three Memorial City Plaza 840 Gessner Road, Suite 1400 Houston Texas	77024
(Address of principal executive offices)	(Zip Code)

Registrant's telephone number, including area code: (281) 589-4600

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c)

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, par value $0.10 per share	CTRA	New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 1.01	Entry into a Material Definitive Agreement.

Coterra Energy Inc. (the “Company”) closed its previously announced registered public offering of $500,000,000 aggregate principal amount of its 5.60% senior notes due 2034 (the “Notes”) on March 13, 2024. The Notes will mature on March 15, 2034. The Notes were issued pursuant to an indenture, dated as of October 7, 2021 (the “Base Indenture”), by and between the Company, as issuer, and U.S. Bank Trust Company, National Association (as successor in interest to U.S. Bank National Association), as trustee (the “Trustee”), as supplemented and amended by a second supplemental indenture, dated as of March 13, 2024 (the “Second Supplemental Indenture”), by and between the Company and the Trustee.

The Notes are the Company’s senior unsecured obligations and rank senior in right of payment to all of the Company’s future indebtedness that is expressly subordinated in right of payment to the Notes and equally in right of payment with all of the Company’s existing and future senior indebtedness that is not subordinated. The Notes are structurally subordinated to all indebtedness of the Company’s subsidiaries and effectively subordinated to any of the Company’s future secured indebtedness to the extent of the value of the collateral securing such indebtedness.

The foregoing summary is not complete and is qualified in its entirety by reference to the full text of (i) the Base Indenture attached as Exhibit 4.1 hereto, (ii) the Second Supplemental Indenture attached as Exhibit 4.2 hereto, and (iii) the form of the Notes attached as Exhibit 4.3 hereto, the terms of which are, in each case, incorporated herein by reference.

Item 2.03	Creation of a Direct Financial Obligation or an Obligation under an Off-Balance Sheet Arrangement of a Registrant.

The information set forth in Item 1.01 of this Current Report on Form 8-K is incorporated by reference into this Item 2.03.

Item 9.01	Financial Statements and Exhibits.

(d) Exhibits

4.1	Indenture, dated as of October 7, 2021, by and between Coterra Energy Inc. and U.S. Bank Trust Company, National Association (as successor in interest to U.S. Bank National Association), as trustee (incorporated by reference to Exhibit 4.1 to the Company’s Current Report on Form 8-K filed with the Securities and Exchange Commission on October 7, 2021).

4.2	Second Supplemental Indenture, dated as of March 13, 2024, by and between Coterra Energy Inc. and U.S. Bank Trust Company, National Association, as trustee.

4.3	Form of 5.60% Senior Notes due 2034 (included in Exhibit 4.2).

5.1	Opinion of Baker Botts L.L.P.

23.1	Consent of Baker Botts L.L.P. (included in Exhibit 5.1).

104	Cover Page Interactive Data File (embedded within the Inline XBRL document).

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

COTERRA ENERGY INC.

By:	/s/ TODD M. ROEMER
Todd M. Roemer
Vice President and Chief Accounting Officer

Date: March 13, 2024